Exhibit 10.2

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Amendment to Google AdWords PSP Addendum

This Amendment (“Amendment”), effective as of June 1, 2015 (the “Amendment Effective Date”), is between ReachLocal, Inc. (“Reach Local US”), ReachLocal Europe B.V. (“ReachLocal Europe”) and the ReachLocal Affiliates on behalf of themselves and their Affiliates (each a “PSP” or “Customer” and, collectively, “ReachLocal PSP”) and Google Inc, and the Google Affiliates (together, “Google”) and is an addendum to the Google AdWords PSP Addendum between the parties with an effective date of July 1, 2014 and April 1, 2015 (collectively “Addendum”), Capitalized terms not defined in this Amendment have the meanings given to those terms in the Addendum. The parties agree as follows:

1.	[*****]

2.	The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument.

 Confidential material redacted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have executed this Amendment by persons duly authorized.

GOOGLE INC.

By: /s/ Omid Kordestani

Name: Omid Kordestani

Title: Authorized Signatory

Date: June 9, 2015

PREMIER SMB PARTNER: REACHLOCAL, INC.

By: /s/ Ross G. Landsbaum

Name: Ross G. Landsbaum

Title: CFO

Date: June 5, 2015

PREMIER SMB PARTNER: ReachLocal Europe B.V.

By: /s/ Craig Harris

Name: Craig Harris

Title: Managing Director

Date: June 5, 2015

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